UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 8, 2011

CHINA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-52763	20-2638087
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

24th Floor, Building A, Zhengxin Mansion, No. 5 of 1st Gaoxin Road Hi-Tech Development Zone, Xi’an City, PRC
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 29-84067215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 8, 2011, the board of directors of China Pharmaceuticals, Inc. (the “Company”) ratified and approved the Company's engagement of Clement C. W. Chan & Co. (“Clement”) as independent auditors for the Company and its subsidiaries.

During the years ended December 31, 2010 and 2009 and through October 8, 2011, neither the Company nor anyone on its behalf consulted Clement regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or reportable event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PHARMACEUTICALS, INC.

Date: October 24, 2011	By:	/s/ Guozhu Wang
Guozhu Wang
Chief Executive Officer

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